POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and acknowledge
Form 144 under the Securities Act of 1933, as amended (the "Securities Act"), and Rule 144 thereunder, and Forms 3, 4 and 5 pursuant to Section 16(a) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, any amendments to such forms, and any and all other documents (and amendments thereto), including, without limitation, Form ID, necessary or desirable to facilitate the filing by the undersigned of Form 144 and forms under Section 16(a) of the Exchange Act, with respect to securities of
Halyard Health, Inc. (the "Company"), and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission, the national securities exchanges and the Company, granting unto said attorneys in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents or any one of them, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.  The undersigned agrees that each of the attorneys in fact herein may rely entirely on information furnished orally or in writing by the undersigned to such attorney-in-fact.

	The undersigned does hereby revoke in its entirety the Power of Attorney dated
October 20, 2014 that was granted to Thomas J. Mielke, John W. Wesley, Ross
Mansbach, Jeffrey Melucci, Jeffrey S. McFall, Robert F. Westover and Tricia
Kinney, as Attorneys-in-Fact, and withdraws every power and authority conferred therein.

	The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than those named herein.

	This Power of Attorney shall continue in full force and effect until the undersigned is no longer required to file Form 3, Form 4, Form 5 or Form 144 with regard to the undersigned's ownership of or transactions in securities of the Company, unless earlier revoked in writing. The undersigned acknowledges that the foregoing attorneys-in-fact are not assuming any of the undersigned's responsibilities to comply with Rule 144 under the Securities Act or Section 16 of the Exchange Act.

	IN WITNESS WHEREOF, I have hereunto set my hand effective this 9th day of February 2015.


/s/ Christopher M. Lowery
Christopher M. Lowery